MUTUAL FUND TRUST
SUPPLEMENT DATED JULY 18, 1997
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 27, 1996




In the section entitled "Administrator" in the Statement of Additional Information, the second complete paragraph on page 42 is corrected and restated as follows:

"In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.05%
of each Money Market Fund's average daily net assets, and 0.10% of each Income Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis."